                                                                    EXHIBIT 10.3



                                KCS ENERGY, INC.
                     2005 EMPLOYEE AND DIRECTORS STOCK PLAN

                       SUPPLEMENTAL STOCK OPTION AGREEMENT

      This Stock Option Agreement (the "AGREEMENT") is made and entered into as of the date of grant set forth below (the "DATE OF GRANT") by and between KCS Energy, Inc., a Delaware corporation (together with its Subsidiaries, if any, the "COMPANY"), and the participant named below, including where appropriate the beneficiaries, executors, administrators, or person or persons to whom the Option may be transferred by will or by the laws of descent and distribution (the "PARTICIPANT"). Capitalized terms not defined herein shall have the meaning ascribed to them in the KCS Energy, Inc. 2005 Employee and Directors Stock Plan (the "PLAN").

            Participant:
                                          ------------------------------

            Address:
                                          ------------------------------


                                          ------------------------------

            Total Option Shares:
                                          ------------------------------

            Exercise Price Per Share:
                                          ------------------------------

            Date of Grant:
                                          ------------------------------

            Expiration Date:
                                          ------------------------------

            Type of Stock Option:         Supplemental Stock Option

      1. GRANT OF OPTION. The Company hereby grants to Participant an option (this "OPTION") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "SHARES") at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"), subject to all of the terms and conditions of this Agreement and the Plan. This Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

      2. EXERCISE PERIOD; VESTING. Unless expired as provided in Section 3 of this Agreement, this Option may be exercised from time to time after the Date of Grant set forth above (the "DATE OF GRANT") to the extent the Option has vested in accordance with the vesting schedule set forth below. The Shares issued upon exercise of the Option will be subject to the restrictions on transfer set forth in Section 9 below. Provided Participant continues to provide Continuous Service to the Company or any Subsidiary, the Option will become vested and exercisable with respect to one-third (1/3) of the Shares on the first anniversary of the Date of Grant set forth above and thereafter at the end of each full succeeding year from the Date of


                                  KCS ENERGY, INC. STOCK OPTION AGREEMENT Page 1

Grant the Option will become vested and exercisable as to an additional one-third (1/3) of the Shares until the Option is vested and exercisable with respect to one hundred percent (100%) of the Shares. A vested Option may not be exercised for less than a full share. If application of the vesting percentage causes a fractional Share to otherwise become exercisable, such Share shall be rounded down to the nearest whole Share for each year except for the last year in such vesting period, at the end of which vesting period this Option shall become exercisable for the full remainder of the unexercised Shares subject to the Option. If the Participant shall cease Continuous Service on account of the Participant's death, Total and Permanent Disability or Retirement (as such terms are defined in the Plan), the Option shall become 100% vested and exercisable. Upon the occurrence of an involuntary termination of Participant's Continuous Service with the Company (other than for Cause) at any time within 12 months following a Change in Control, the Option shall become 100% vested and exercisable.

            3. EXPIRATION. The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 4 below.

            4. TERMINATION OF CONTINUOUS SERVICE.

            4.1. Forfeiture of Unvested Options. If the Participant's Continuous Service is terminated for any reason, the unvested portion of the Option shall terminate immediately and the Participant may exercise the vested portion as provided in this Section 4. Outstanding Options that are not exercisable at the time a Participant's Continuous Service terminates for any reason other than Cause (including upon the Participant's death or Total and Permanent Disability) shall be forfeited and expire at the close of business on the date of such termination. Outstanding Options at the time a Participant's Continuous Service terminates for Cause shall be forfeited and expire at the beginning of business on the date of such termination.

            4.2. Termination for Any Reason Except Death, Disability or Cause. Unless otherwise provided in an employment agreement the terms of which have been approved by the Administrator, if Participant's Continuous Service is terminated for any reason, except death, Disability or Cause (including Retirement, or an involuntary termination by the Company without Cause at any time within 12 months following a Change in Control), the Option, to the extent (and only to the extent) that it would have been exercisable by Participant immediately prior to termination of Continuous Service (subject to any acceleration events provided in Section 2), may be exercised by Participant until the earlier of the expiration of the Option Period or, except as set forth below, the date that is three (3) months following the termination of the Participant's Continuous Service, and the Option shall thereafter terminate and cease to be exercisable.

            4.3. Termination Because of Death or Disability. If Participant's Continuous Service is terminated because of death or Disability of Participant (or Participant dies within three (3) months of the date of termination when such termination is for any reason other than Participant's Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the date of termination (subject to any acceleration events provided in Section 2), may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the date of termination, but in any event no later than the Expiration Date.


                                  KCS ENERGY, INC. STOCK OPTION AGREEMENT Page 2

            4.4. Termination for Cause. If the Participant's Continuous Service is terminated as a result of the Participant's termination of Continuous Service for Cause, all outstanding Options granted to such Participant shall expire as of the commencement of business on the date of such termination of Continuous Service.

            4.5. Extension of Termination Date. If the exercise of the Option following the termination of the Participant's Continuous Service (other than upon the Participant's death or Total and Permanent Disability) would be prohibited at any time solely because the exercise of the Option or issuance of Shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law requirement, then the Option shall terminate on the earlier of (a) the expiration of the Option Period or (b) the expiration of a period after termination of the Participant's Continuous Service that is three (3) months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

            4.6. No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Subsidiary, or limit in any way the right of the Company or any Subsidiary to terminate Participant's employment or other relationship at any time, with or without Cause.

      5. MANNER OF EXERCISE.

            5.1. Stock Option Exercise Agreement. To exercise this Option, Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Administrator from time to time (the "EXERCISE AGREEMENT"), which shall set forth, inter alia, (a) Participant's election to exercise the Option, (b) the number of Shares being purchased, (c) any restrictions imposed on the Shares and
(d) any representations warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

            5.2. Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised for fewer than one (1) Share or for a fractional Share. If a fractional Share would otherwise become exercisable, such Share shall be rounded down to the nearest whole Share for each year except for the last year of the applicable vesting period, at the end of which vesting period this Option shall become exercisable for the full remainder of the unexercised Shares subject to the Option.

            5.3. Payment. The entire Exercise Price of this Option to purchase Shares issued under the Plan shall be payable in full by cash (by check) for an amount equal to the aggregate Exercise Price Per Share for the number of Shares being purchased. Alternatively, in the sole discretion of the Plan Administrator and upon such terms as the Plan Administrator shall approve, the Exercise Price may be paid by:


                                  KCS ENERGY, INC. STOCK OPTION AGREEMENT Page 3

                  (a) paying all or a portion of the aggregate Exercise Price Per Share for the number of Shares being purchased by delivery to the Company of other Shares, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price (or portion thereof) due for the number of Shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock where such shares have a Fair Market Value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of Shares equal to the difference between the number of Shares thereby purchased and the number of identified attestation shares of Common Stock (collectively a "STOCK FOR STOCK EXERCISE"); provided, however, that the shares of Common Stock used in such Stock for Stock Exercise (i) have either (1) been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests. Payment of the Exercise Price by a Participant who is an officer, director or other "insider" subject to Section 16(b) of the Exchange Act in the form of a Stock for Stock Exercise is subject to pre-approval by the Administrator, in its sole discretion, in a manner that complies with the specificity requirements of Rule 16b-3 under the Exchange Act, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

                  (b) during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the Nasdaq National Market, or if the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the Common Stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported), (i) a copy of instructions to a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") directing such broker to sell the Shares for which this option is exercised, and to remit to the Company the aggregate Exercise Price of such option or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company (collectively referred to as a "CASHLESS EXERCISE"); provided, however, a Cashless Exercise by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, a Parent or Subsidiary in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C.
Section 78m(k)) shall be prohibited;

                  (c) by any other form of legal consideration that may be acceptable to the Administrator. Exercise by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or a Subsidiary in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. Section 78m(k)) shall be prohibited; or


                                  KCS ENERGY, INC. STOCK OPTION AGREEMENT Page 4

                  (d) by any combination of the foregoing that may be acceptable to the Administrator.

            5.4. Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Administrator permits, Participant also may provide for payment of withholding taxes upon exercise of the Option by one or more of the following means: (a) tendering a cash payment; (b) a broker assisted Cashless Exercise, (c) tendering previously acquired shares of Common Stock with a Fair Market Value equal to or less than the minimum statutory amount of taxes required to be withheld by law, or (d) by requesting that the Company retain Shares from the Shares otherwise issuable to the Participant as a result of the exercise of this Option, provided that no Shares are withheld with a Fair Market Value exceeding the minimum statutory amount of taxes required to be withheld by law ("SHARE WITHHOLDING"). In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise. Payment of the tax withholding by a Participant who is an officer, director or other "insider" subject to Section 16(b) of the Exchange Act by a tender of Common Stock or in the form of Share Withholding is subject to pre-approval by the Administrator, in its sole discretion, in a manner that complies with the specificity requirements of Rule 16b-3 under the Exchange Act, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

            5.5. Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

      6. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

      7. NONTRANSFERABILITY OF OPTION. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

      8. PRIVILEGES OF STOCK OWNERSHIP. Participant shall not have any of the rights of a Stockholder with respect to any Shares until the Shares are issued to Participant.

      9. RESTRICTIONS ON TRANSFER.


                                  KCS ENERGY, INC. STOCK OPTION AGREEMENT Page 5

            9.1. Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

            9.2. Market Stand-Off. If an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering occurs, the Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF"). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. If there is any change in the number of outstanding Shares by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.

            9.3. Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 9 shall be conclusive and binding on the Optionee and all other persons.

      10. GENERAL.

            10.1. Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Administrator for review. The resolution of such a dispute by the Administrator shall be final and binding on the Company and Participant.

            10.2. Entire Agreement. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof. If any inconsistency should exit between the nondiscretionary terms and conditions of this Agreement and the Plan, the Plan shall govern and control.

            10.3. Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to


                                  KCS ENERGY, INC. STOCK OPTION AGREEMENT Page 6

Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (a) personal delivery; (b) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested);
(c) two (2) business day after deposit with any return receipt express courier (prepaid); or (d) one (1) business day after transmission by facsimile.

            10.4. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

            10.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to its conflict of law principles. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

      11. ACCEPTANCE. Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax advisor prior to such exercise or disposition.

      12. SECTION 409A LIMITATION. In the event the Administrator determines at any time that this Option has been granted with an exercise price less than Fair Market Value of the Shares subject to the Option on the date the Option is granted (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the exercise price), or is otherwise determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code, notwithstanding any provision of the Plan or this Option Agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under
Section 409A of the Code, in accordance with Section 7 of the Plan. The specified exercise date and term shall be the default date and term specified in
Section 7 of the Plan. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if this Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code and Section 7 of the Plan.

                            [SIGNATURE PAGE FOLLOWS]


                                  KCS ENERGY, INC. STOCK OPTION AGREEMENT Page 7

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Participant has executed this Agreement, effective as of the Date of Grant.

                                 KCS ENERGY, INC.


                                 By:
                                    ------------------------------------------
                                 Name:
                                      ----------------------------------------
                                 Title:
                                       ---------------------------------------


                                 PARTICIPANT


                                 ---------------------------------------------
                                 (Signature)

                                 Printed Name:
                                                ------------------------------


                                  KCS ENERGY, INC. STOCK OPTION AGREEMENT Page 8

                                    EXHIBIT A

                     FORM OF STOCK OPTION EXERCISE AGREEMENT


                                         KCS ENERGY, INC. STOCK OPTION AGREEMENT

                                KCS ENERGY, INC.
                     2005 EMPLOYEE AND DIRECTORS STOCK PLAN
                  SUPPLEMENTAL STOCK OPTION EXERCISE AGREEMENT



This Stock Option Exercise Agreement (the "EXERCISE AGREEMENT") is made and entered into as of _________________ (the "EFFECTIVE DATE"), by and between KCS Energy, Inc., a Delaware corporation (the "COMPANY"), and the purchaser named below (the "PURCHASER"). Capitalized terms not defined herein shall have the meanings ascribed to them in the KCS Energy, Inc. 2005 Employee And Directors Stock Plan (the "PLAN") or the Stock Option Agreement.

     Participant:
                                       ------------------------------

     Address:
                                       ------------------------------


                                       ------------------------------

     Option Shares Being Purchased:
                                       ------------------------------

     Exercise Price Per Share:
                                       ------------------------------

     Date of Grant:
                                       ------------------------------

     Expiration Date:
                                       ------------------------------

     Type of Stock Option:             Supplemental (Nonqualified) Stock Option

        1. EXERCISE OF OPTION.

                1.1. Exercise. Pursuant to exercise of that certain option (the "OPTION") granted to Purchaser under the Plan and the Stock Option Agreement and subject to the terms and conditions of this Exercise Agreement, Purchaser hereby purchases from the Company, and the Company hereby sells to Purchaser, the Total Number of Shares set forth above (the "SHARES") of the Company's Common Stock at the Exercise Price Per Share set forth above (the "EXERCISE PRICE"). As used in this Exercise Agreement, the term "SHARES" refers to the Shares purchased under this Exercise Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits with respect to the Shares, and (c) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction.

                1.2. Title to Shares. The exact spelling of the name(s) under which Purchaser will take title to the Shares is:
                                                  ------------------------------

                Purchaser desires to take title to the Shares as follows:

                [ ] Individual, as separate property

                [ ] Husband and wife, as community property

                [ ] Joint Tenants

                [ ] Other; please specify:


                1.3. Payment. Purchaser hereby delivers payment of the Exercise
Price:

                [ ] in cash (by check) in the amount of $_________, receipt of which is acknowledged by the Company;

                [ ] by a broker assisted cashless exercise procedure that has been approved by the Company;

                [ ] by tender (including by attestation) of _______ shares of the Company's Common Stock that has been owned for at least six months in a Stock-for-Stock Exercise, subject to pre-approval by the Administrator, in its sole discretion. Payment of the Exercise Price by a Participant who is an officer, director or other "insider" subject to Section 16(b) of the Exchange Act in the form of a Stock for Stock Exercise other than cash is subject to pre-approval by the Administrator, in its sole discretion, in a manner that complies with the specificity requirements of Rule 16b-3 under the Exchange Act, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Options involved in the transaction.

                [ ] other method or form of consideration that is acceptable to the Plan Administrator in its sole discretion.

                Payment of the Exercise Price in any form other than cash is subject to pre-approval by the Administrator, in its sole discretion.

        2. DELIVERY.

                2.1. Deliveries by Purchaser. Purchaser hereby delivers to the Company (a) this Exercise Agreement, (b) the Exercise Price in the manner specified above, and (c) payment or other provision for any applicable tax obligations in the form of a check, or other method or form of consideration that is permitted under the Option Agreement and acceptable to the Plan Administrator.

                2.2. Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by Purchaser to the Company under Section
2.1 hereof, the Company will issue a duly executed stock certificate evidencing the Shares in the name of Purchaser in the manner designated in Section 1.2 hereof.

        3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to the Company that:

                3.1. Agrees to Terms of the Plan. Purchaser has received a copy of the Plan and the Stock Option Agreement, has read and understands the terms of the Plan, the Stock Option Agreement and this Exercise Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that Purchaser should consult a tax advisor prior to such exercise or disposition.

                3.2. SEC Rule 144. Purchaser understands that Rule 144 promulgated under the Securities Act may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company or if "current public information" about the Company (as defined in Rule 144) is not publicly available.

        4. COMPLIANCE WITH SECURITIES LAWS. Purchaser understands and acknowledges that, notwithstanding any other provision of the Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

        5. RIGHTS AS A STOCKHOLDER. Subject to the terms and conditions of this Exercise Agreement, Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to Purchaser until such time as Purchaser disposes of the Shares.

        6. TAX CONSEQUENCES. PURCHASER UNDERSTANDS THAT PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PURCHASER'S PURCHASE OR DISPOSITION OF THE SHARES. PURCHASER REPRESENTS: (a) THAT PURCHASER HAS CONSULTED WITH ANY TAX ADVISOR THAT PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (b) THAT PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN ADDITION TO THE FOREGOING, THE COMPANY SHALL HAVE NO LIABILITY TO ANY PARTICIPANT OR ANY OTHER PERSON IF AN OPTION IS DETERMINED TO CONSTITUTE "NONQUALIFIED DEFERRED COMPENSATION" WITHIN THE MEANING OF SECTION 409A OF THE CODE AND THE TERMS OF SUCH OPTION DO NOT SATISFY THE ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER SECTION 409A OF THE CODE AND SECTION 7 OF THE PLAN.

        7. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state, local and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer.

        8. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Exercise Agreement. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. This exercise Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, legal representatives, successors and assigns.

        9. GOVERNING LAW; SEVERABILITY. This Exercise Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to its conflict of law principles. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

        10. NOTICES. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Purchaser shall be in writing and addressed to Purchaser at the address indicated above or to such other address as Purchaser may designate in writing from time to time to the Company. All notices shall be deemed effectively given upon personal delivery, (a) five (5) days after deposit in the United States mail by certified or registered mail (return receipt requested), (b) two (2) business day after its deposit with any return receipt express courier (prepaid), or (c) one (1) business day after transmission by facsimile.

        11. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Exercise Agreement.

        12. HEADINGS. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement.

        13. ENTIRE AGREEMENT. The Plan, the Stock Option Agreement, this Exercise Agreement, together with all Exhibits thereto constitute the entire agreement and understanding of the parties with respect to the subject matter of this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof. If there is any inconsistency between the terms of this Exercise Agreement and the terms of the Plan and Stock Option Agreement, the terms of the Plan and Stock Option Agreement shall govern and control.

                            [SIGNATURE PAGE FOLLOWS]

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
      IN WITNESS WHEREOF, the Company has caused this Exercise Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Exercise Agreement in triplicate as of the Effective Date, indicated above.

                                 KCS ENERGY, INC.

                                 By:
                                          ------------------------------------
                                 Name:
                                          ------------------------------------
                                 Title:
                                          ------------------------------------


                                 PARTICIPANT


                                 ---------------------------------------------
                                 (Signature)

                                 Printed Name:
                                              --------------------------------

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